Exhibit 10.1

General Cannabis Corp

6565 East Evans Ave.

Denver, CO 80224

September 13, 2020

Shore Ventures III, LP

Hershey Strategic Capital, LP

6 Pompano Road

Rumson, New Jersey 07760

Attn: Mr. Adam Hershey

Re:          Extension of Negotiation Period in Subscription Agreement dated May 29, 2020

Dear Adam:

Reference is made to that certain Subscription Agreement, dated as of May 29, 2020 (the “Subscription Agreement”) by and among General Cannabis Corp (the “Company”) and Hershey Strategic Capital, LP and Shore Ventures III, LP (collectively, the “Investor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Subscription Agreement.

This will confirm the Company and Investor’s agreement that the Negotiation Period, as defined in Section 6.8 of the Subscription Agreement, shall be extended to October 4, 2020.

Please confirm your agreement to the foregoing by signing below.

Sincerely,

General Cannabis Corp

By:	/s/ Steve Gutterman
Steve Gutterman, Chief Executive Officer

ACKNOWLEDGED AND AGREED

THIS 13th DAY OF SEPTEMBER, 2020:

HERSHEY STRATEGIC CAPITAL, LP

By: Hershey Strategic Capital GP, LLC

By:	/s/ Adam Hershey
Adam Hershey, Managing Member

SHORE VENTURES III, LP

By: Hershey Management IV, LLC

By:	/s/ Adam Hershey
Adam Hershey, Managing Member